                                                                     Exhibit 4.2



                                    EPITAXX
                            OPTOELECTRONIC DEVICES



     FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

EPITAXX, Inc. transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:



-----------------------------------         -----------------------------------
  Noboru Hiraguri, Chief Executive            James D. Coleman, Treasurer and
       Officer and Vice Chairman of                                Secretary
       the Board


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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

THE TRANSFERABILITY AND THE AUTOMATIC CONVERSION OF CLASS B COMMON STOCK INTO CLASS A COMMON STOCK IN CERTAIN CIRCUMSTANCES IS SUBJECT TO THE PROVISIONS CONTAINED IN ARTICLE FOURTH OF THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common   UNIF GIFT MIN ACT - .......Custodian.........
TEN ENT  - as tenants by the entireties                (Cust)           (Minor)
JT TEN   - as joint tenants with right of             under Uniform Gifts to
           survivorship and not as tenants            Minors Act...............
           in common                                              (State)
    Additional abbreviations may also be used though not in the above list.

     For value received, ________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

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_________________________________________________________________________Shares
of the Stock represented by the written Certificate and do hereby irrevocably constitute and appoint________________________________________________________

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      -----------------------


                                        -------------------------------
                                        Signature

                                        NOTICE: THE SIGNATURE TO THE ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17AD-15.